U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 4, 2002.

                        COMMISSION FILE NUMBER: 333-30364

                              I T Technology, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

                  Delaware                                   98-0200077
            ------------------------------------------------------------------
          (State or jurisdiction of                  (I.R.S. Employer I.D. No.)
        incorporation or organization)



                                 34-36 Punt Road
                                  Windsor 3181
                         Melbourne, Victoria, Australia
                         ------------------------------
                    (Address of principal executive offices)


               Registrant's telephone number: (011) 613-9533-7800


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 1.  Changes in Control of Registrant

         Not applicable

Item 2.  Acquisition or Disposition of Assets

         On February 4, 2002, the Registrant's wholly owned Australian subsidiary ("the Registrant's Subsidiary"), entered into a Contract of Sale over the building housing the Registrant's executive offices at 34-36 Punt Road Windsor, Victoria Australia ("the Premises"). The date of settlement has been set as April 4, 2002. Under the terms of the Contract of Sale, the Registrant's Subsidiary will receive a total consideration of $983,000 Australian dollars, equivalent to approximately $US503,000. Pursuant to a further agreement with the purchaser, the Registrant's Subsidiary will receive a rent free period to continue occupying its executive offices in the Premises for a period of 12 months from the date of settlement.

         The Registrant also wishes to advise that as previously outlined in the 8k report dated November 8, 2001, the Registrant's wholly owned Australian subsidiary has now completed the acquisition of the assets of Streamcom Pty Ltd ("Streamcom"), a company engaged in the digital media sector.

Item 3.  Bankruptcy or Receivership

         Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

         Not Applicable

Item 5.  Other Events and Regulation FD Disclosure

         Not Applicable

Item 6.  Resignations of Registrant's Directors

         Not Applicable

                           Forward Looking-Statements

         Certain information contained in this Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Act of 1995 (the "Act"), which became law in December, 1995. In order to obtain the benefits of the "safe harbor" provisions of the Act for any such forward-looking statements, the Registrant wishes to caution investors and prospective investors about significant factors which, among others, have in some cases affected the Registrant's actual results and are in the future likely to affect the Registrant's actual results and cause them to differ materially from those expressed in any such forward-looking statements. This Form 8-K contains forward-looking statements relating to future operational and business prospects based upon the consummation of the proposed transactions. with the Companies. Actual results may differ as a result of factors over which the Registrant has no control, including failure to successfully negotiate and/or consummation one or more of the definitive agreements with the Companies and/or the failure to consummate the asset purchases with one or more of the Companies, general economic and business conditions; competition; success of operating initiatives; operating costs; advertising and promotional efforts; the existence or absence of adverse publicity; changes in business strategy or development plans; the ability to retain management; availability, terms and deployment of capital; business abilities and judgment of personnel; availability of qualified personnel; labor and employment benefit costs; changes in, or failure to comply with various government regulations; slower than anticipated completion of research and development projects and movements in the foreign exchange rate.

Item 7.  Financial Statements and Exhibits

         (a)   Financial Statements of Business Acquired.

               Not applicable.

         (b)   Pro forma Financial Information.

               Not applicable.

         (c)   Exhibits.

               Exhibit 10.17   Contract of Sale of Real Estate
               Exhibit 10.17a Agreement for unconditional Contract of Sale and rent free period.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2002.

I.T. Technology, Inc.

/s/  Robert Petty
---------------------------
By: Robert Petty
    President